Supplement to the
Fidelity® Strategic
Income Fund
April 10, 2008
Prospectus

The following information replaces similar information found under the "Fund Management" heading in the "Fund Services" section beginning on page 22.

Derek Young is co-manager of Strategic Income Fund, which he has managed since July 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

Joanna Bewick is co-manager of Fidelity Strategic Income Fund, which she has managed since April 2008. She also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Ms. Bewick has worked as a fixed income research analyst and as senior vice president of Strategic Services. In 2006, she left Fidelity and joined JP Morgan Asset Management as a vice president and fixed income analyst. Ms. Bewick returned in Fidelity in 2007 as a portfolio manager.

FSN-08-01 April 18, 2008
1.479520.121